UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2016
___________

MONARCH FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-34565 (Commission File Number)	20-4985388 (I.R.S. Employer Identification No.)

1435 Crossways Boulevard Chesapeake, Virginia (Address of principal executive offices)	23320 (Zip Code)

Registrant's telephone number, including area code: (757) 389-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

Effective June 24, 2016, Monarch Financial Holdings, Inc. (the "Company") completed its previously announced merger (the "Merger") with TowneBank, pursuant to the Agreement and Plan of Reorganization, dated as of December 16, 2015, by and among TowneBank, the Company and Monarch Bank (the "Merger Agreement").  At closing, the Company and its wholly-owned subsidiary, Monarch Bank, each merged with and into TowneBank, with TowneBank as the surviving company.  As a result of the Merger, and pursuant to the terms and conditions of the Merger Agreement, each share of the Company's common stock was converted into the right to receive 0.8830 shares of TowneBank common stock (the "Merger Consideration").  In addition, the vesting of all restricted stock awards of the Company accelerated upon consummation of the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market ("Nasdaq") on June 24, 2016 that, at the effective time of the Merger, each share of the Company's common stock issued and outstanding immediately prior to such time, was automatically cancelled and converted into the right to receive the Merger Consideration. On June 24, 2016, the Company requested Nasdaq to promptly file with the Securities and Exchange Commission (the "SEC") a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on Form 25 to delist and deregister the shares of the Company's common stock. Upon effectiveness of such Form 25, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the shares of the Company's common stock be deregistered and that the Company's reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03    Material Modification to Rights of Security Holders.

The disclosure set forth under Items 2.01 and 3.01 is incorporated by reference into this Item 3.03.

Item 5.01   Changes in Control of Registrant.

On June 24, 2016, pursuant to the terms of the Merger Agreement, TowneBank completed the acquisition of the Company through the merger of the Company and Monarch Bank with and into TowneBank, with TowneBank continuing as the surviving corporation. As a result of the Merger, each share of the Company's common stock issued and outstanding immediately prior to such time was automatically cancelled and converted into the right to receive the Merger Consideration.

Item 8.01.   Other Events

    On June 27, 2016, the Company and TowneBank issued a joint press release announcing the closing of the Merger.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

    (d)  Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Reorganization, dated as of December 16, 2015, by and among TowneBank, Monarch Financial Holdings, Inc. and Monarch Bank (attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 22, 2015, and incorporated herein by reference).

99.1	Press release dated June 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNEBANK
(as successor to Monarch Financial Holdings, Inc.)

June 29, 2016	By:	/s/ Clyde E. McFarland, Jr.
Clyde E. McFarland, Jr.
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Reorganization, dated as of December 16, 2015, by and among TowneBank, Monarch Financial Holdings, Inc. and Monarch Bank (attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 22, 2015, and incorporated herein by reference).

99.1	Press release dated June 27, 2016.

4